                                                                   EXHIBIT 10.48




              FIRST ADDENDUM TO THE (A) STIPULATION OF SETTLEMENT
       BY AND AMONG THE CLASS, THE ESTATE PARTIES, THE GRAHAM DEFENDANTS,
                  THE COLE FAMILY, AND THE TAYLOR DEFENDANTS;
             AND (B) AGREEMENT BY AND AMONG THE LEAD PLAINTIFFS AND
               THE CLASS 5 PARTICIPANTS REGARDING THOMAS L. BARLOW

         WHEREAS, certain class action lawsuits filed in Texas and Illinois arising out of the sale and voting of the securities of Reliance Acceptance Group, Inc. were transferred to the United States District Court for the District of Delaware for coordinated pretrial proceedings by order of the Judicial Panel on Multidistrict Litigation;

         WHEREAS, these actions are pending before the Delaware District Court under the caption In re Reliance Securities Litigation, MDL Docket No. 1304, Civil Action No. 99-858-RRM;

         WHEREAS, the Settling Parties have executed the Stipulation of Settlement, dated as of October 10, 2001 (the "Estate-D&O Settlement Stipulation"), that has been entered into by the Lead Plaintiffs (on behalf of themselves and all Class Members), the Estate Parties, the Graham Defendants, the Cole Family, and the Taylor Defendants (collectively, the "Settling Parties");

         WHEREAS, the Lead Plaintiffs (on behalf of themselves and all Class Members) and the Class 5 Participants (the Cole Family, Howard B. Silverman, William S. Race, Ross J. Mangano, Solway F. Firestone, and Dean L. Griffith) have executed an allocation agreement with respect to the allocation of funds payable to Class 5 under the Reorganization Plan (the "Allocation Agreement");

         WHEREAS, Thomas L. Barlow, a defendant in In re Reliance Securities Litigation, MDL Docket No. 1304, Civil Action No. 99-858-RRM, ("Barlow") is not a party to either the Estate- D&O Settlement Stipulation or the Allocation Agreement but wishes to become a party to each such agreement on the terms and conditions set forth herein;


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         WHEREAS, the parties to both the Estate-D&O Settlement Stipulation and the Allocation Agreement wish to add Barlow as a party to both agreements on the terms and conditions set forth herein; and

         WHEREAS, all defined terms not otherwise defined herein shall have the same meanings as set forth in the Estate-D&O Settlement Stipulation or the Allocation Agreement;

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. This Addendum is dated as of January 1, 2002.

         2. The parties to the Estate-D&O Settlement Stipulation and Barlow agree as follows with respect to the Estate-D&O Settlement Stipulation:

                  A. This Addendum shall constitute the first amendment to the Estate-D&O Settlement Stipulation pursuant to Section IV.8.9 thereof. This Addendum is a material and integral part of the Estate-D&O Settlement Stipulation and is fully incorporated therein by this reference.

                  B. The terms "Graham Defendants", "Graham D&O Defendants", and "Settling Parties" as defined at Section IV.1.39, Section IV.1.40 and Section
IV.1.69 respectively of the Estate-D&O Settlement Stipulation shall be amended to add Barlow to the list of Persons falling within the scope of these definitions. None of the current Persons listed thereunder shall be deleted or otherwise altered. As a result of this change, all rights, privileges, obligations, duties, representations and warranties of the Graham Defendants, Graham D&O Defendants, and Settling Parties respectively set forth in the Estate-D&O Settlement Stipulation shall be deemed to apply with equal force to Barlow. However, nothing herein shall be deemed to have in any way amended Exhibits D and E to the Estate-D&O Settlement Stipulation.


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                  C. The term "Related Persons" as defined at Section IV.1.57 of the Estate-D&O Settlement Stipulation shall be amended to (i) delete the phrase "Barlow; Scott Barlow; James Barlow" from what is now the last sentence thereof, and (ii) add the following as the new second sentence of this definition: "In addition to the foregoing, as to Barlow, the term 'Related Persons' shall also include Scott Barlow and Jim Barlow."

                  D. The term "Released Barlow Claims" as defined at Section
IV.1.58 of the Estate- D&O Settlement Stipulation shall be amended to: (i) revise the portion of this section that now reads: "or (E) any of the Taylor Defendants and any of their Related Persons" to read as follows: "(E) any of the Taylor Defendants and any of their Related Persons, or (F) the Estate Parties and any of their Related Persons"; and (ii) delete what is now the last sentence thereof in its entirety.

                  E. The term "Released Claims" as defined at Section IV.1.59 of the Estate-D&O Settlement Stipulation shall be amended to read as follows:
"'Released Claims' means, collectively, the Released Class Claims, the Released Estate Claims, the Released Graham Defendant Claims and the Released Barlow Claims."

                  F. The term "Released Estate Claims" as defined at Section
IV.1.61 of the Estate- D&O Settlement Stipulation shall be amended to: (i) revise the portion of this section that now reads: "against the Class, the Graham Defendants, the Cole Family, the Taylor Defendants, any Lead Plaintiff,
...." to read as follows: "against the Class, the Graham Defendants, the Cole
Family, the Taylor Defendants, Barlow, any Lead Plaintiff, ..."; and (ii) revise the portion of this section that now reads: "the Class Proof of Claim, the Allowed Class Claim, the Graham Litigation, the Cole Family Chancery Action,


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...." to read as follows: "the Class Proof of Claim, the Allowed Class Claim, the
Graham Litigation, the Consolidated Adversary Proceeding, the Cole Family
Chancery Action, ...".

                  G. The term "Released Parties" as defined at Section IV.1.63 of the Estate-D&O Settlement Stipulation shall be amended to read as follows:
"'Released Parties' means, collectively, the Persons that are released from the Released Class Claims, the Released Estate Claims, the Released Graham Defendant Claims and the Released Barlow Claims."

                  H. On the Settlement Effective Date, and subject to satisfaction of the condition subsequent in Section IV.4.8 of the Estate-D&O Settlement Stipulation, Barlow shall be deemed to have, and by operation of the Judgment shall have released the Released Barlow Claims as that term is defined at Section IV.1.58 of the Estate-D&O Settlement Stipulation. When the foregoing release is effective pursuant to the terms of the Estate-D&O Settlement Stipulation, the condition to the effectiveness of the releases and/or the bar orders in favor of Barlow pursuant to the definitions of Released Class Claims (at Section IV.1.60) and Released Graham Defendant Claims (at Section IV.1.62) and as otherwise set forth in Section IV.2.2, Section IV2.20, and Section
IV.2.22 shall be deemed to be fully and completely satisfied.

                  I. Barlow hereby consents to the inclusion in the Judgment of language consistent with the terms set forth in Section IV.2.14 of the Estate-D&O Settlement Stipulation. The Settling Parties shall revise the form of Judgment (Exhibit B to the Estate-D&O Settlement Stipulation) in a manner consistent with the amendments set forth in this Addendum.

                  J. In light of the agreements set forth in this Addendum and so long as the terms of this Addendum remain in full force and effect: (i) no party thereto shall seek the order described in Section IV.2.14 of the Estate-D&O Settlement Stipulation and the failure to pursue such an order shall not be


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a violation of the Estate-D&O Settlement Stipulation; and (ii) the condition precedent set forth at Section IV.4.1(h) of the Estate-D&O Settlement Stipulation shall be deemed satisfied.

                  K. That each reference to Section IV.2.15 in the following sections of the Estate- D&O Settlement Stipulation (Sections IV.1.60, IV.1.62, IV.2.2, IV2.20 and IV.2.22) shall be understood to be a reference to
 Section IV.2.14 thereof.

                  L. This Addendum and those agreements described at Section
IV.8.10 of the Estate- D&O Settlement Stipulation constitute the entire agreement between the parties to the Estate- D&O Settlement Stipulation. Except as otherwise contained in any of the foregoing agreements, no representations, warranties, or inducements have been made to any party other than the representations, warranties, and covenants contained and memorialized herein and the agreements noted at Section IV.8.10 of the Estate-D&O Settlement Stipulation.

         3. The parties to the Allocation Agreement (which does not include the Estate Representative) and Barlow agree as follows with respect to the Allocation Agreement:

                  A. This Addendum shall constitute the first amendment to the Allocation Agreement pursuant to Section II.5.2 thereof. This Addendum is a material and integral part of the Allocation Agreement and is fully incorporated therein by this reference.

                  B. The term "Class 5 Participants" as defined at Section
II.1.5 of the Allocation Agreement shall be amended to add Barlow to the list of Persons falling within the scope of the definition. None of the current Persons listed thereunder shall be deleted or otherwise altered. As a result of this change, all rights, privileges, obligations, duties, representations and warranties of the Class

5 Participants set forth in the Allocation Agreement shall be deemed to apply with equal force to Barlow.

                  C. The Class 5 Allocation percentages set forth at Section
II.2.1 of the Allocation Agreement shall be amended pursuant to Section II.2.2 thereof as follows: the Net Class 5 Recovery shall be divided 74.1% to the Graham Class, 22.9% to the Class 5 Participants and the lesser of 3.0% or $0.40 per share to all other Allowed Class 5 Claims.

                  D. The percentage reference to 3.9% in Section II.2.3 of the Allocation Agreement shall be amended to read 3.0%.

                  E. Barlow further agrees as follows:

                           (i) Within five (5) business days following the
Judgment becoming Final (but prior to any payments being made to Barlow pursuant to the Allocation Agreement), Barlow shall withdraw all Claims asserted by him in Class 5 of the Reorganization Plan.

                           (ii) If and only if the Class 5 Participants are
awarded 22.9% or more of the Net Class 5 Recovery pursuant to the Class 5 Plan of Allocation as a result of a Final order entered by the Court or the Bankruptcy Court (as the case may be), Barlow shall receive an amount equal to exactly 0.9% of the Net Class 5 Recovery. In no event shall Barlow be entitled to any amount greater than 0.9% of the Net Class 5 Recovery.

                           (iii) If the Class 5 Participants are awarded less
than 22.9% of the Net Class 5 Recovery pursuant to the Class 5 Plan of Allocation as a result of a Final order entered by the Court or the Bankruptcy Court (as the case may be), Barlow shall receive an amount equal to exactly 0.9% of the Net Class 5 Recovery multiplied by the fraction whose numerator is the percentage of the


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
Net Class 5 Recovery awarded to the Class 5 Participants as a whole and whose denominator is 22.9. The following example illustrates the application of the foregoing rules. If the Court ultimately awards the Class 5 Participants only 20% of the Net Class 5 Recovery (instead of the 22.9% it will request pursuant to the terms of the Allocation Agreement as amended herein), Barlow would receive an amount equal to 0.9% of the Net Class 5 Recovery multiplied by the fraction whose numerator was 20 and whose denominator was 22.9. Under this example, Barlow would actually receive approximately 0.79% of the Net Class 5 Recovery.

                           (iv) If any distribution received by the Class 5
Participants pursuant to the Class 5 Plan of Allocation includes both cash and securities, the distribution to Barlow shall include both cash and securities as well. The cash component of any distribution to Barlow shall be in the same proportion as the total amount of cash received by the Class 5 Participants bears to the total value of all amounts received by the Class 5 Participants. For purposes of both the foregoing sentence and determining the amount of securities to be distributed to Barlow pursuant to this Addendum, the values of the securities shall be equal to the values that were ascribed to them in determining the amount of securities to be paid to the Class 5 Participants as a whole. Any subsequent market fluctuations of value (if any) shall be ignored.

                           (v) The distributions payable to Barlow hereunder
shall be paid as soon as practicable after payment shall have been made to the Class 5 Participants pursuant to the Class 5 Plan of Allocation.

                           (vi) The Class 5 Participants (excluding Barlow)
shall divide the cash and securities allocated to them by the Class 5 Plan of Allocation pursuant to the separate understandings

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
referenced in Section II.2.10 of the Allocation Agreement as they may be amended from time to time. For purposes of Section II.2.10 alone of the Allocation Agreement, the reference to "Class 5 Participants" shall be understood to refer to the Class 5 Participants excluding Barlow.

                  F. This Addendum and those agreements described at Section
II.5.3 of the Allocation Agreement constitute the entire agreement between the parties to the Allocation Agreement. Except as otherwise contained in any of the foregoing agreements, no representations, warranties, or inducements have been made to any party other than the representations, warranties, and covenants contained and memorialized herein and the agreements noted at Section II.5.3 of the Allocation Agreement.

         4. As a material inducement to the other parties to enter into this Addendum, Barlow represents and warrants that among himself, Scott Barlow and James Barlow, he is the only one who has asserted or will assert claims against the RAG bankruptcy estate. Scott Barlow and James Barlow join in the making of this representation and warranty and shall be deemed to be parties to this Addendum for purposes of this section only.

         5. The terms of this Addendum shall be effective immediately.

         6. Except as otherwise amended herein, the terms of the Estate-D&O Settlement Stipulation and the Allocation Agreement, including without limitation any conditions precedent or subsequent to the effectiveness thereof, shall be unchanged.

         7. This Addendum may be amended or modified only by a written instrument signed by or on behalf of all the parties hereto; provided, however, that the terms of Section IV.8.9 of the Estate-D&O Settlement Stipulation shall fully apply to any amendments to this Addendum.


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
         8. This Addendum may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. Counsel for the parties hereto shall exchange among themselves signed counterparts of this Addendum.

         9. All counsel and any other Person executing this Addendum represent and warrant that they have the full authority to take appropriate action required or permitted to be taken hereunder to effectuate its terms (including, without limitation, execution of this Addendum).

         10. The parties hereto agree that they shall execute such additional documents, statements, releases, instruments or assurances as may be reasonably necessary to effectuate the terms of this Addendum provided that such additional documents, statements, releases, instruments or assurances are generally consistent with the material terms and conditions set forth herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized attorneys.

COUNSEL FOR LEAD PLAINTIFFS
AND THE CLASS

DAVID B. KAHN & ASSOCIATES, LTD.


By: /s/ Mark E. King
   -------------------------------------------------------
         Mark E. King

David B. Kahn
Mark E. King
Elissa C. Chase
One Northfield Plaza, Suite 100
Northfield, Illinois 60093
Telephone: (847) 501-5083
Facsimile: (847) 501-5086

Class Co-Lead Counsel



MILBERG WEISS BERSHAD HYNES &
LERACH LLP


By: /s/ Keith F. Park
   -------------------------------------------------------
         Keith F. Park

William S. Lerach
Helen J. Hodges
Keith F. Park
401 B Street, Suite 1700
San Diego, California 92101-4297
Telephone: (619) 231-1058
Facsimile: (619) 231-7423

Class Co-Lead Counsel

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COUNSEL FOR THE ESTATE
REPRESENTATIVE

ROBERT F. COLEMAN & ASSOCIATES

By:  /s/ Robert F. Coleman
     -----------------------------------------------------
         Robert F. Coleman

Robert F. Coleman
Steven R. Jakubowski
Sean B. Crotty
Cassandra A. Crotty
77 West Wacker Drive, Suite 4800
Chicago, Illinois 60601
Telephone: (312) 444-1000
Facsimile: (312) 444-1028

Counsel for the Estate Parties



COUNSEL FOR THE GRAHAM
DEFENDANTS

MCDERMOTT WILL & EMERY

By:  /s/ Steven P. Handler
     -----------------------------------------------------
         Steven P. Handler

Steven P. Handler
Steven H. Hoeft
David S. Rosenbloom
MCDERMOTT, WILL & EMERY
227 West Monroe Street
Chicago, Illinois 60606
Tel: (312) 372-2000
Fax: (312) 984-7700

Counsel for the Taylor Defendants



JENNER & BLOCK



By:  /s/ David J. Bradford
     -----------------------------------------------------
         David J. Bradford

David J. Bradford
JENNER & BLOCK
One IBM Plaza, 47th Floor
Chicago, Illinois 60611
Tel: (312) 222-9350
Fax: (312) 527-0484

Counsel for Melvin E. Pearl and the
Voluntarily Dismissed Defendants


                                       10
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LAW OFFICE OF JONAH ORLOFSKY

By:  /s/ Jonah Orlofsky
     -----------------------------------------------------
         Jonah Orlofsky

LAW OFFICE OF JONAH ORLOFSKY
122 South Michigan Avenue
Suite 1850
Chicago, Illinois 60603
Tel: (312) 566-0455
Fax: (312) 427-1850

Counsel for Certain of the Taylor
Defendants in the Alstrin Litigation


WILDMAN HARROLD ALLEN & DIXON




By:  /s/ Thomas I. Matyas
     -----------------------------------------------------
         Thomas I. Matyas

Thomas I. Matyas
Richard M. Hoffman

WILDMAN HARROLD ALLEN & DIXON
225 West Wacker Drive
Suite 3000
Chicago, Illinois 60606
Tel: (312) 201-2000
Fax: (312) 201-2555

Counsel for the Cole Family in the Graham
Litigation and the Bankruptcy Cases



MUNSCH, HARDT, KOPF & HARR, P.C.




By:  /s/ Dean W. Ferguson
     -----------------------------------------------------
         Dean W. Ferguson

Dean W. Ferguson
David Matka
MUNSCH, HARDT, KOPF & HARR, P.C.
4000 Fountain Place
1445 Ross Avenue
Dallas, Texas 75202
Tel: (214) 855-7500
Fax: (214) 855-7584

Counsel for the Cole Family in the Delaware
Chancery Action and the Alstrin Litigation


BELL, BOYD & LLOYD

By:  /s/ Stephen J. O'Neil
     -----------------------------------------------------
         Stephen J. O'Neil

Stephen J. O'Neil
John W. Rotunno
BELL, BOYD & LLOYD
70 West Madison Street
Suite 3300
Chicago, Illinois 60602
Tel: (312) 372-1121
Fax: (312) 372-2098

Counsel for Solway F. Firestone, Dean L.
Griffith, Ross J. Mangano, and William S. Race




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ROSS & HARDIES

By:  /s/ Steven R. Smith
     -----------------------------------------------------
         Steven R. Smith

Steven R. Smith
ROSS & HARDIES
150 North Michigan Avenue, Suite 2500
Chicago, Illinois 60601
Tel: (312) 558-1000
Fax: (312) 750-8600

Counsel for Howard B. Silverman




D'ANCONA & PFLAUM LLC

By:  /s/ George W. Spellmire, Jr.
     -----------------------------------------------------
         George W. Spellmire, Jr.

George W. Spellmire, Jr.
John Everhardus
D'ANCONA & PFLAUM LLC
111 East Wacker Drive, Suite 2800
Chicago, Illinois 60601
Tel: (312) 602-2000
Fax: (312) 602-3041

Counsel for James D. Dolph

MECKLER BULGER & TILSON

By:  /s/ James H. Kallianis, Jr.
     -----------------------------------------------------
         James H. Kallianis, Jr.

Bruce R. Meckler
James H. Kallianis, Jr.
Christopher E. Kentra
MECKLER BULGER & TILSON
233 South Wacker Drive
8200 Sears Tower
Chicago, Illinois 60606
Tel: (312) 474-7931
Fax: (312) 474-7898

Counsel for Thomas Barlow, Scott Barlow
and James Barlow

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